                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 14, 2002



                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)



          TEXAS                        000-31721                 76-0281502
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)



  10370 RICHMOND AVENUE, SUITE 990
             HOUSTON, TX                                       77042
(Address of principal executive offices)                     (Zip code)



       Registrant's telephone number, including area code: (713) 974-9071
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ITEM 9. REGULATION FD DISCLOSURE

      On August 14, 2002, W-H Energy Services, Inc. (the "Company") submitted to the Securities and Exchange Commission the certifications by its chief executive officer and chief financial officer of the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002 as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, copies of which are attached hereto as Exhibits
99.1 and 99.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          W-H ENERGY SERVICES, INC.


Date:  August 14, 2002                    By: /s/ Ernesto Bautista, III
                                             -----------------------------
                                              Ernesto Bautista, III
                                              Vice President and
                                              Corporate Controller



                                  EXHIBIT INDEX

Exhibit 99.1 Certificate of Chief Executive Officer of W-H Energy Services, Inc. pursuant to 18 U.S.C. Section 1350.

Exhibit 99.2 Certificate of Chief Financial Officer of W-H Energy Services, Inc. pursuant to 18 U.S.C. Section 1350.